EXHIBIT 99.2

Creating a global leader in sustainable packaging Smurfit WestRock

ADDITIONAL INFORMATION Important Additional Information This presentation has been prepared in connection with the combination (the “Combination”) of Smurfit Kappa Group plc (“Smurfit Kappa”) and WestRock Company (“WestRock”) and reflects information which is accurate as at the date of this presentation . The information in this presentation is provided in summary form only and does not purport to be complete . This presentation does not contain all the information that is or may be material to investors or potential investors and should not be considered as advice or a recommendation to investors or potential investors in respect of the holding, purchasing or selling of securities or other financial instruments and does not take into account any investor’s particular objectives, financial situation or needs . By attending the presentation or by reading the presentation slides you agree to be bound by the terms of this disclaimer . This presentation has been made to you solely for information purposes . This presentation may be amended and supplemented as Smurfit Kappa or WestRock see fit, and may not be relied upon for the purpose of entering into any transaction and should not be construed as, nor be relied on in connection with, any offer or invitation to purchase or subscribe for, underwrite or otherwise acquire, hold or dispose of any securities of Smurfit Kappa or WestRock, and shall not be regarded as a recommendation in relation to any such transaction whatsoever, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of any such jurisdiction . No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U . S . Securities Act of 1933 , as amended . The contents of this presentation should not be considered to be legal, tax, investment or other advice, and any investor or prospective investor considering the purchase or disposal of any securities of Smurfit Kappa or WestRock should consult with its own counsel and advisers as to all legal, tax, regulatory, financial and related matters concerning an investment in or a disposal of such securities and as to their suitability for such investor or prospective investor . The information in this presentation has not been independently verified . No representation or warranty, express or implied, is made as to the fairness, accuracy or completeness of the presentation and the information contained herein and no reliance should be placed on it . Information in this presentation (including market data and statistical information) has been obtained from various sources (including third party sources) and neither Smurfit Kappa nor WestRock guarantee the accuracy or completeness of such information . All projections, valuations and statistical analyses are provided for information purposes only . They may be based on subjective assessments and assumptions and may use one among alternative methodologies that produce different results and to the extent they are based on historical information, and they should not be relied upon as an accurate prediction of future performance . Neither this presentation nor any copy of it may be taken or transmitted directly or indirectly into or from any jurisdiction where to do so would constitute a violation of the relevant laws or regulations of such jurisdiction . Any failure to comply with this restriction may constitute a violation of such laws or regulations . Persons into whose possession the contents of this presentation or other information referred to herein come should inform themselves about, and observe, any restrictions in such laws or regulations . This presentation contains information which has been prepared for the purpose of complying with the applicable law and regulation of the United Kingdom, the United States and Ireland and information disclosed may not be the same as that which would have been disclosed if this information had been prepared in accordance with the laws and regulations of jurisdictions outside the United Kingdom, the United States or Ireland . Subject to the Market Abuse Regulation and the UK Financial Conduct Authority’s (the “FCA”) Disclosure Guidance and Transparency Rules and the UK Listing Rules, the delivery of this presentation shall not create any implication that there has been no change in the affairs of Smurfit Kappa, WestRock or the entity which will ultimately own the combined businesses of Smurfit Kappa and WestRock following the Combination (“Smurfit WestRock”) since the date of this presentation or that the information in this presentation is correct as at any time subsequent to its date . Additional Information About the Combination and Where to Find It In connection with the Combination of Smurfit Kappa and WestRock, Smurfit WestRock will file with the U . S . Securities and Exchange Commission (the “SEC”) a registration statement, which will include a proxy statement of WestRock that will also constitute a prospectus of Smurfit WestRock (the “proxy statement/prospectus”) . Each of Smurfit Kappa, WestRock and Smurfit WestRock will also file other relevant documents in connection with the Combination . The definitive proxy statement/prospectus will be sent to the stockholders of WestRock . Smurfit Kappa will also publish a shareholder circular approved by the FCA, which will be sent to Smurfit Kappa’s shareholders or otherwise made available in accordance with Smurfit Kappa’s articles of association and the UK Listing Rules . Smurfit WestRock will publish a prospectus approved by the FCA, which will be made available in accordance with Rule 3 . 2 of the UK Prospectus Regulation Rules (the “UK listing prospectus”) . This presentation is not a substitute for any registration statement, proxy statement/prospectus, UK listing prospectus or other document Smurfit Kappa, WestRock and/or Smurfit WestRock may file with the SEC or applicable securities regulators in the United Kingdom and Ireland in connection with the Combination . BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS, STOCKHOLDERS AND SHAREHOLDERS OF SMURFIT KAPPA AND WESTROCK ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS, THE SHAREHOLDER CIRCULAR AND THE UK LISTING PROSPECTUS, AS APPLICABLE, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC OR APPLICABLE SECURITIES REGULATORS IN THE UNITED KINGDOM AND IRELAND, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE COMBINATION WHEN THEY BECOME AVAILABLE, AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT SMURFIT KAPPA, WESTROCK, SMURFIT WESTROCK, THE COMBINATION AND RELATED MATTERS . The registration statement and proxy statement/prospectus and other documents filed by Smurfit Kappa, WestRock and Smurfit WestRock with the SEC, when filed, will be available free of charge at the SEC’s website at www . sec . gov . In addition, investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by WestRock online at ir . westrock . com/ir - home/, upon written request delivered to 1000 Abernathy Road, Atlanta, Georgia or by calling (770) 448 - 2193 , and will be able to obtain free copies of the registration statement, proxy statement/prospectus, shareholder circular, UK listing prospectus and other documents which will be filed with the SEC and applicable securities regulators in the United Kingdom and Ireland by Smurfit WestRock or Smurfit Kappa online at www . smurfitkappa . com/investors, upon written request delivered to Beech Hill, Clonskeagh, Dublin 4 , Ireland or by calling + 353 1 202 7000 . The information included on, or accessible through, Smurfit Kappa’s or WestRock’s website is not incorporated by reference into this presentation . Participants in the Solicitation of Proxies This presentation is not a solicitation of proxies in connection with the Combination . However, under SEC rules, Smurfit Kappa, WestRock, Smurfit WestRock, and certain of their respective directors, executive officers and other members of the management and employees may be deemed to be participants in the solicitation of proxies in connection with the Combination . Information about WestRock’s directors and executive officers may be found in its 2022 Annual Report on Form 10 - K filed with the SEC on November 18 , 2022 , available at ir . westrock . com/ir - home/ and www . sec . gov . Information about Smurfit Kappa’s directors and executive officers may be found in its 2022 Annual Report filed with applicable securities regulators in the United Kingdom on March 28 , 2023 , available on its website at www . smurfitkappa . com/investors . These documents can be obtained free of charge from the sources indicated above . Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the Combination will be included in the proxy statement/prospectus and other relevant materials filed with the SEC when they become available . 2

This presentation contains forward - looking statements as that term is defined in Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended by the Private Securities Litigation Reform Act of 1995 . These forward - looking statements generally include statements regarding the Combination between Westrock and Smurfit Kappa, including any statements regarding the Combination and the listing of Smurfit Westrock, the rationale and expected benefits of the Combination (including, but not limited to, synergies), and any other statements regarding Westrock’s and Smurfit Kappa’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance . Forward - looking statements can sometimes be identified by the use of forward - looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “potential,” “seeks,” “aims,” “projects,” “predicts,” “is optimistic,” “intends,” “plans,” “estimates,” “targets,” “anticipates,” “continues” or other comparable terms or negatives of these terms or other variations or comparable terminology or by discussions of strategy, plans, objectives, goals, future events or intentions, but not all forward - looking statements include such identifying words . Forward - looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward - looking statements . We can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward - looking statements . Important factors that could cause actual results to differ materially from such plans, estimates or expectations include : a condition to the closing of the Combination may not be satisfied ; the occurrence of any event that can give rise to termination of the Combination ; a regulatory approval that may be required for the Combination is delayed, is not obtained in a timely manner or at all or is obtained subject to conditions that are not anticipated ; Smurfit Kappa is unable to achieve the synergies and value creation contemplated by the Combination ; Smurfit WestRock’s availability of sufficient cash to distribute to its shareholders in line with current expectations ; Smurfit Kappa is unable to promptly and effectively integrate WestRock’s businesses ; management’s time and attention is diverted on issues related to the Combination ; disruption from the Combination makes it more difficult to maintain business, contractual and operational relationships ; credit ratings decline following the Combination ; legal proceedings are instituted against Smurfit Kappa or WestRock ; Smurfit Kappa or WestRock are unable to retain or hire key personnel ; the announcement or the consummation of the Combination has a negative effect on the market price of the capital stock of Smurfit Kappa or WestRock or on Smurfit Kappa or WestRock’s operating results ; evolving legal, regulatory and tax regimes ; changes in economic, financial, political and regulatory conditions, in Ireland, the United Kingdom, the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man - made disasters, civil unrest, pandemics (e . g . , the coronavirus (COVID - 19 ) pandemic (the “COVID - 19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent Irish, U . S . or U . K . administrations ; the ability of Smurfit Kappa or WestRock to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber - attack, power loss, telecommunications failure or other natural or man - made event, including the ability to function remotely during long - term disruptions such as the COVID - 19 pandemic ; the impact of public health crises, such as pandemics (including the COVID - 19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets ; actions by third parties, including government agencies ; the risk that disruptions from the Combination will harm Smurfit Kappa’s or WestRock’s business, including current plans and operations ; certain restrictions during the pendency of the Combination that may impact Smurfit Kappa’s or WestRock’s ability to pursue certain business opportunities or strategic transactions ; Smurfit Kappa’s or WestRock’s ability to meet expectations regarding the accounting and tax treatments of the Combination ; the risks and uncertainties discussed in the “Risks and Uncertainties” section in Smurfit Kappa’s reports available on the National Storage Mechanism at https : //data . fca . org . uk/#/nsm/nationalstoragemechanism and on its website at https : //www . smurfitkappa . com/investors ; and the risks and uncertainties discussed in the “Risk Factors” and “Information Regarding Forward - Looking Statements” sections in WestRock’s reports filed with the SEC . These risks, as well as other risks associated with the Combination, will be more fully discussed in the proxy statement/prospectus, the shareholder circular, the UK listing prospectus and the other relevant materials filed with the SEC and applicable securities regulators in the United Kingdom . The list of factors presented here should not be considered to be a complete statement of all potential risks and uncertainties . Unlisted factors may present significant additional obstacles to the realization of forward - looking statements . We caution you not to place undue reliance on any of these forward - looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, the actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or suggested by the forward - looking statements contained in this presentation . Except as required by law, none of Smurfit Kappa, WestRock or Smurfit WestRock assume any obligation to update or revise the information contained herein, which speaks only as of the date hereof . Nothing in this presentation should be construed as a profit estimate or profit forecast . No statement in this presentation including statements regarding the potential effect of the Combination on cash flows and capital returns should be interpreted to mean that cash flows or capital returns of Smurfit Kappa, WestRock or Smurfit WestRock for the current or future financial years will necessarily match or exceed the historical cash flows or capital returns of Smurfit Kappa or WestRock . Completion of the Combination will be subject to the satisfaction of certain conditions and consequently, there can be no certainty that the completion of the Combination will be forthcoming . This presentation is not a prospectus for the purposes of the UK Prospectus Regulation Rules or the EU Prospectus Regulation . It has been prepared solely for the Combination referred to in this presentation . The contents of this presentation are not to be construed as legal, business or tax advice . Each shareholder should consult its own legal adviser, financial adviser or tax adviser for legal, financial or tax advice, respectively . Certain figures contained in this presentation, including financial information, may have been subject to rounding adjustments . Accordingly, in certain instances, the sum or percentage change of the numbers contained in this presentation may not conform precisely with the total figure given . Except as explicitly stated in this presentation, none of the contents of Smurfit Kappa’s or WestRock’s websites, nor any website accessible by hyperlinks on Smurfit Kappa’s or WestRock’s websites, is incorporated in or forms part of, this presentation . INFORMATION REGARDING FORWARD LOOKING INFORMATION 3

Presenters Smurfit Kappa Group Tony Smurfit (CEO) WestRock David Sewell (CEO) 4

A global leader in sustainable packaging

Creating the global 'Go-To' packaging partner of choice

- Combined Adj. Revenue of $34bn and Adj. EBITDA of $5.5bn[1]
- Unparalleled geographic reach in the most attractive packaging markets
- Highly complementary portfolios with product diversity
- Leadership in innovation and sustainability
- Culturally aligned with strong customer focus
- Significant capital allocation flexibility
- Immediate and long term value creation

Note: WestRock financials are prepared under U.S. GAAP. Smurfit Kappa Group financials are prepared under IFRS as adopted by the EU and certain adjustments have been made to prepare the estimated adjusted EBITDA for Smurfit WestRock. This, and certain other statements, are based on non-IFRS and non-US GAAP financial information on Smurfit Kappa Group and WestRock. These statements may be subject to amendment in the Circular and Prospectus. Please refer to notes and sources of information and bases of calculation for further information.

[1] Adjusted Revenue and adjusted EBITDA figures are approximate and the estimates are rounded to the nearest billion and hundred million, respectively.

5

Summary of transaction terms Transaction Structure • Stock and cash combination of Smurfit Kappa and WestRock; WestRock common stockholders to receive one new Smurfit WestRock sh are (the “New Share”) and $5.00 in cash (equivalent to $43.51) 1 ; Smurfit Kappa shareholders to receive one New Share for each Smurfit Kappa ordinary share • Combining Smurfit Kappa and WestRock on equivalent enterprise value to adjusted EBITDA multiples • Pro forma ownership: 50.4% Smurfit Kappa shareholders / 49.6% WestRock stockholders Combined Company • Effected through combination of Smurfit Kappa and WestRock into a new holding company “Smurfit WestRock” • Smurfit WestRock will be incorporated and domiciled in Ireland with global headquarters in Dublin, Ireland and its North and Sou th American operations headquartered in Atlanta, Georgia, USA • Smurfit WestRock will be listed on the NYSE and LSE (standard listing) with intention to seek US equity index inclusion as so on as possible Governance and Leadership • CEO will be Tony Smurfit with Ken Bowles as CFO • Irial Finan will be the chair of the Smurfit WestRock Board of Directors • Board of Directors composed of eight Smurfit Kappa Directors and six WestRock Directors Capital Allocation • Commitment to strong investment grade credit rating • Smurfit WestRock intends to pay a dividend in line with the current attractive dividend policy of Smurfit Kappa Timing, Approvals and Financing • Unanimously recommended by Boards of Directors of both companies • Closing of transaction is conditional upon shareholder approvals, regulatory approvals and satisfaction of other customary cl osi ng conditions • Transaction expected to close in the second quarter of calendar year 2024 • Smurfit Kappa has entered into a commitment letter providing for a committed bridge facility which includes financing to fund the cash portion of the Transaction 1 Based on Smurfit Kappa’s closing share price as of 11 September 2023 of € 35 . 84 , being the last closing price prior to this announcement, and converted to U . S . Dollars using an exchange rate of 1 . 075 x, being the exchange rate on 11 September 2023 . 6

David Sewell 7

• Leading North American corrugated and consumer packaging company • Strong positions in Brazil and Mexico • Broad portfolio of packaging solutions serving diverse, growing end markets • Attractive global consumer packaging business • Leading integrated corrugated packaging company • European leader in containerboard and corrugated and large scale pan regional player in the Americas • Industry leading operational execution & innovation, delivering best in class performance & returns • High margin specialty businesses Combination of two highly complementary paper - based packaging companies Creating the packaging partner of choice for all stakeholders Unparalleled scale, quality, product diversity and geographic reach in the most attractive packaging markets 8

Consumer packaging (approx. 15% 1 ): • beauty & personal care • beverage • food & food service • healthcare Corrugated, paper & other packaging (approx. 85% 1 ): • cereals • confectionary & snacks • consumer chemicals • display • e - commerce / distribution • food & beverage • industrial • pharma, health and beauty • protein Product balance delivers comprehensive offering of packaging solutions Renewable, recyclable and biodegradable packaging solutions Europe & Other 34% Latin America 12% North America 54% Geographic mix 1 Geographically balanced, highly integrated packaging solutions supporting customers globally 1 Based on Smurfit Kappa Group and WestRock last twelve months’ revenue as of 30 June 2023 . Smurfit Kappa revenue converted to U . S . Dollars using an exchange rate of 1 . 047 x, being the average exchange rate over the last twelve months ended 30 June 2023 . 9

Leveraging unique portfolio to drive growth • Broad portfolio uniquely positioned to serve our customers’ sustainable packaging needs • Strong customer relationships and complementary solutions to capture cross - selling opportunities • Differentiated machinery helps customers drive efficiencies and creates deeper customer relationships • Growing demand for plastics replacement and sustainable packaging Corrugated Packaging Consumer Packaging Machinery and Automation + + = Long - Term Growth Opportunity 10

Climate Change Sustainable Forestry Water Stewardship Sustainable Packaging Health and Safety Diversity and Inclusion Communities Net zero emissions by 2050 with a 55% reduction in fossil fuel emissions intensity by 2030 95% packaging solutions sold as Chain - of - Custody certified by 2025 60% reduction in Chemical Oxygen Demand intensity by 2025 and 1% reduction of our water usage intensity annually 30% reduction in waste to landfill intensity by 2025 At least 5% reduction in Total Recordable Injury rate annually 25% of management positions held by women by 2024 € 24 million donated between 2020 - 2025 to support social, environmental and community initiatives 27.5% reduction of greenhouse gas emissions by 2030 100% virgin fiber sourced annually, support 1.5 million acres to forest management standards and engage 10,000 private landowners for sustainably managed forestlands by 2030 15% reduction of water usage at mills by 2030 100% production of recyclable, compostable or reusable packaging by 2025 Goal of zero life - changing events and year - over - year reduction in severe injuries tracked by annual lost work days Increase recruitment and retention of women, people of color and veterans by 2030 500,000 learners exposed to STEM curriculum, 250,000 to technical education and 250,000 veterans to technical and soft skills training by 2030 Shared Sustainability ambition 11

Innovative packaging solutions for a sustainable future Smurfit WestRock is uniquely positioned to deliver on the mega - trend opportunity Renewable, recyclable and biodegradable packaging Partnerships focused on advancing sustainability Broadest set of paper - based solutions in corrugated & consumer packaging Scale to accelerate plastic replacement opportunities 12

Tony Smurfit 13

Unparalleled global reach with leading operational footprint

Scale and quality of the combined business

42
countries

~500
converting operations[1]

67
mills[2]

~100,000
employees

Experienced management teams with strong track record of execution and delivery to support global operations

[1] Approximate figure to illustrate Smurfit WestRock converting operations including other production facilities.
[2] Includes three extrusion operations.

14
Smurfit Kappa
WestRock

Combined scale creates industry leader Geographically balanced highly integrated corrugated and consumer packaging businesses Scale and quality of the combined business Customer - focused packaging proposition with unique innovation capabilities Experienced management teams with track record of delivery 15 1 Based on public filings and calendarized to a year ended 31 December 2022 . DS Smith revenue based on year ended 30 April 2023 . For those companies that do not report in U . S . Dollars, their calendarized financials have been converted to U . S . Dollars, as of 11 September 2023 , using the following exchange rates : EUR/USD - 1 . 075 x, GBP/USD - 1 . 253 x and BRL/USD - 0 . 202 x . -- 5,000 10,000 15,000 20,000 25,000 30,000 35,000 Revenue 1 $m Smurfit WestRock

Geographically balanced with limited overlap Combining two complementary portfolios to create a global leader North America Europe and Other Latin America 25 26 166 173 Smurfit Kappa WestRock Smurfit WestRock Mills Converting 199 8 23 25 209 44 253 Smurfit Kappa WestRock Smurfit WestRock Mills Converting 46 278 232 11 5 16 57 14 71 Smurfit Kappa WestRock Smurfit WestRock Mills Converting 68 19 87 7 plants 1 mill 191 2 mills 16 1 1 Includes three extrusion operations . 2 Represents converting operations including other production facilities . 2 1 2 1 2

Strategic and operational rationale • Combining two highly complementary portfolios to create a global leader in sustainable packaging • Unparalleled geographic reach across 42 countries • Complementary portfolios with unique product diversity and innovative sustainability capabilities • Culturally aligned with strong customer focus • Broader opportunities for approximately 100,000 employees • Improved operating efficiency and increased returns • Shared sustainability ambitions for a sustainable future • Experienced management teams with strong track records of execution and delivery to support global operations • Immediate and long - term value creation opportunity for both sets of shareholders Creating the packaging partner of choice for all stakeholders 17

• Combined Adj. Revenue of $34bn and Adj. EBITDA of $5.5bn 1 • Combining Smurfit Kappa and WestRock on equivalent multiples • Expected to deliver high single digit accretion to Smurfit Kappa’s earnings per share on a pre - synergy basis and in excess of 20% including run - rate synergies by the end of the first full year following completion • Strong cash flows for future growth and capital returns • Targeting annual pre - tax run - rate synergies in excess of $400 million 2 ; delivery of synergies expected to require estimated one - off cash costs of approximately $235 million 2 • Expected to deliver compelling benefits to Smurfit Kappa and WestRock stockholders, opportunity for both sets of shareholders to participate meaningfully in significant upside value potential • Disciplined capital allocation expected to deliver improved operating efficiency and increased returns • Committed to strong investment grade credit rating Financial rationale Unique point in time opportunity to create value for stakeholders 18 Note : WestRock financials are prepared under U . S . GAAP . Smurfit Kappa Group financials are prepared under IFRS as adopted by the EU and certain adjustments have been made to prepare the estimated adjusted EBITDA for Smurfit WestRock . This, and certain other statements, are based on non - IFRS and non - US GAAP financial information on Smurfit Kappa Group and WestRock . These statements may be subject to amendment in the Circular and Prospectus . Please refer to notes and sources of information and bases of calculation for further information . 1 Adjusted Revenue and adjusted EBITDA figures are approximate estimates and rounded to nearest billion and hundred million, respectively . 2 Based on management estimates .

Targeting synergies in excess of $400 million and further efficiencies

Identified Synergies


SG&A
~20%
Integration
~60%
$400m+
Procurement
~20%

+

Further Potential Synergies

- Commercial synergies
- Cross-selling opportunities
- Best practice and transfer of knowledge
- Greater efficiency on capital spend
- Improved asset footprint coverage
- Portfolio optimisation
- Extensive innovation network
- Enhanced sustainability scope & initiatives

Targeting annual pre-tax run-rate synergies in excess of $400 million[1]; one-off cash costs to deliver synergies of approximately $235 million[1]

[1] Based on management estimates.

19
Smurfit Kappa
WestRock

Attractive dividend policy Enhanced f inancial p rofile Unique opportunity to create value for stakeholders Adj. Revenue € 12.3 bn $ 21.0bn $ 3 4bn Adj. EBITDA (excl. synergies) € 2. 3bn $ 3. 2bn $ 5. 5bn % margin 1 8.7% 15. 2% 16.2 % Adj. Free Cash Flow 1 € 1.6bn $ 1.8bn $ 3.4bn Net Leverage Ratio 2 1.4x 2.5x 2.3x Credit Rating Baa3 / BBB - Baa2 / BBB Investment Grade 20 Smurfit WestRock $400m + synergies Note : WestRock financials are prepared under U . S . GAAP . Smurfit Kappa Group financials are prepared under IFRS as adopted by the EU and certain adjustments have been made to prepare the estimated adjusted EBITDA for Smurfit WestRock . This, and certain other statements, are based on non - IFRS and non - US GAAP financial information on Smurfit Kappa Group and WestRock . These statements may be subject to amendment in the Circular and Prospectus . Please refer to notes and sources of information and bases of calculation for further information . Figures presented on this page are estimates and rounded to the nearest billion, hundred million and million, where applicable . 1 Based on adjusted free cash flow before capital expenditure . 2 WestRock’s net leverage ratio of 2 . 5 x as disclosed in Q 3 FY 2023 earnings results which reflects a credit - adjusted EBITDA of $ 3 , 332 million and a net debt figure of $ 8 , 377 million . The Pro Forma Smurfit WestRock net leverage is based on the reported net debt of Smurfit Kappa and WestRock divided by the sum of Smurfit’s adjusted EBITDA and WestRock’s adjusted consolidated EBITDA . The Pro Forma Smurfit WestRock Net Leverage Ratio of 2 . 3 x is not inclusive of any credit - adjustments and estimated synergies are not included .

• Creating a global leader in sustainable packaging – a defining moment within the packaging industry • Unparalleled scale, quality and exposure to the most attractive packaging markets • Culturally aligned organisations with strong customer focus • Unique point in time opportunity to drive and to deliver improved operating efficiency and returns • Delivering attractive returns for shareholders; both sets of shareholders to participate meaningfully in significant upside value potential A global leader in sustainable packaging 21

Smurfit WestRock A global leader in sustainable packaging

Thank you 23

Appendix 24

Indicative Timetable to Completion Key Activities Dates Transaction announcement 12 September 2023 WestRock FY2023 results November 2023 Smurfit Kappa FY2023 results February 2024 Transaction documentation published H1 2024 Smurfit Kappa shareholder and WestRock stockholder votes H1 2024 Expected closing including listing of the Combined Company shares on the NYSE and LSE Q2 2024 25

Financial Notes: Sources of information and bases of calculation 26 Unless otherwise stated : financial information relating to Smurfit Kappa Group has been extracted or derived from the audited results for the twelve months ended 31 December 2022 and unaudited results for the six months ended 30 June 2023 and financial information relating to WestRock has been extracted or derived from the audited results for the twelve months ended 30 September 2022 , and the unaudited results up until the third quarter ended 30 June 2023 . WestRock financials are prepared under U . S . GAAP . Smurfit Kappa Group financials are prepared under IFRS as adopted by the EU and certain adjustments have been made to prepare the estimated adjusted EBITDA for Smurfit WestRock . This, and certain other statements, are based on non - IFRS and non - US GAAP financial information on Smurfit Kappa Group and WestRock . These statements may be subject to amendment in the Circular and Prospectus . Sources of information and bases of calculation Where figures such as adjusted Revenue and adjusted EBITDA are referenced in this presentation, these figures are approximate and represent estimates that are rounded to the nearest billion and/or hundred million and/or million, where applicable . Unless otherwise stated in this presentation : 1. Any references to Smurfit WestRock adjusted revenue are based on the following estimates and adjustments : a) Smurfit Kappa reported revenue of € 12 , 267 million for the last twelve months, as of 30 June 2023 , and converted to U . S . Dollars using an exchange rate of 1 . 047 x implying an adjusted revenue of $ 12 , 849 million ; and b) WestRock adjusted revenue of $ 21 , 044 million for the last twelve months, as of 30 June 2023 , which is based on the following pro forma adjustments : WestRock revenue of $ 20 , 724 million, subtracting the estimated revenue contribution from RTS Packaging of $ 229 million, adding back estimated revenue contribution from Gondi of $ 549 million . • The Smurfit WestRock adjusted revenue is calculated as the sum of Smurfit Kappa adjusted revenue (as noted above in paragraph a)) and WestRock adjusted revenue (as noted above in paragraph b)) . 2. Any references to Smurfit WestRock adjusted EBITDA are based on the following estimates and adjustments : a) Smurfit Kappa EBITDA of € 2 , 294 million for the last twelve months, as of 30 June 2023 , subtracting operating lease expenses of € 108 million, and converted to U . S . Dollars using an exchange rate of 1 . 047 x, being the average exchange rate over the last twelve months ended 30 June 2023 , implying a Smurfit Kappa adjusted EBITDA of $ 2 , 289 million ; b) WestRock adjusted EBITDA of $ 3 , 188 million for the last twelve months, as of 30 June 2023 , which is based on the following adjustments : WestRock consolidated adjusted EBITDA of $ 3 , 162 million, subtracting the estimated EBITDA contribution from RTS Packaging of $ 37 million, and adding back estimated EBITDA contribution from Gondi of $ 63 million ; and c) WestRock adjusted EBITDA of $ 3 , 202 million for the last twelve months, as of 30 June 2023 , which is based on the following adjustments : WestRock adjusted EBITDA of $ 3 , 188 million, subtracting the estimated EBITDA contribution from Joint Ventures and Associates of $ 30 million, subtracting certain pension and postretirement pension income of $ 31 million, and adding back share - based compensation of $ 75 million . • The Smurfit WestRock adjusted EBITDA is calculated as the sum of Smurfit Kappa adjusted EBITDA (as noted above in paragraph a)) and WestRock adjusted EBITDA (as noted above in paragraph c)) . 3. Any references to Smurfit WestRock adjusted free cash flow are based on the following estimates and adjustments : a) Smurfit Kappa adjusted reported free cash flow of € 1 , 581 million for the last twelve months, as of 30 June 2023 , which is based on reported free cash flow of € 692 million, adding back capital expenditure (excluding additions to right - of - use assets) of € 938 million and subtracting changes in capital creditors of € 49 million ; b) Smurfit Kappa adjusted free cash flow of € 1 , 560 million for the last twelve months, as of 30 June 2023 , which is based on Smurfit Kappa adjusted reported free cash flow of € 1 , 581 million, subtracting operating lease adjustments of € 21 million, and converted to U . S . Dollars using an exchange rate of 1 . 047 x, being the average exchange rate over the last twelve months ended 30 June 2023 , implying a Smurfit Kappa adjusted free cash flow of $ 1 , 634 million ; and c) WestRock adjusted free cash flow of $ 1 , 808 million for the last twelve months, as of 30 June 2023 , which is based on net cash provided by operating activities of $ 1 , 784 million (which is before capital expenditure of $ 1 , 111 million) and adding back proceeds from sale of property, plant and equipment of $ 24 million . • The Smurfit WestRock adjusted free cash flow is calculated as the sum of Smurfit Kappa adjusted free cash flow (as noted above in paragraph b)) and WestRock adjusted free cash flow (as noted above in paragraph c)) . 4. The issued and to be issued ordinary share capital of Smurfit Kappa is based on a fully diluted share count of 264 , 733 , 319 reflecting 260 , 149 , 162 shares in issue as at the date of this announcement and 4 , 584 , 157 of dilutive share awards . The issued and to be issued ordinary share capital of WestRock is based on a fully diluted share count of 260 , 365 , 377 reflecting 256 , 305 , 252 basic shares outstanding in issue and 4 , 060 , 125 of dilutive share awards which may be issued on or after the date of this announcement to satisfy the exercise of stock options and restricted and performance stock awards outstanding under the WestRock Share Plans, estimated based on the total consideration per WestRock share and calculated in accordance with the Treasury Stock Method . 5. The enterprise value for WestRock is based on (i) the value placed by the Transaction on the entire issued and to be issued ordinary share capital of WestRock (as set out in the paragraph above) (ii) plus WestRock reported net debt of $ 8 , 712 million subtracting estimated proceeds of $ 259 million resulting from the sale of RTS Packaging and the Chattanooga mill and (iii) adding the non - redeemable minority interests of $ 17 million . 6. Pro forma net debt for Smurfit WestRock based on (i) WestRock reported net debt of $ 8 , 712 million subtracting estimated proceeds of $ 259 million resulting from the sale of RTS Packaging and the Chattanooga mill (ii) plus Smurfit Kappa reported net debt of € 3 , 175 million subtracting leases of € 353 million converted to U . S . Dollars using an exchange rate of 1 . 087 x, being the end of period exchange rate as of 30 June 2023 , and (iii) adding estimated total cash consideration of $ 1 , 302 million .